Exhibit 10.2

FIRST AMENDMENT TO
RECEIVABLES SALE AGREEMENT

THIS FIRST AMENDMENT TO RECEIVABLES SALE AGREEMENT, dated as of November 12, 2004 (this “Amendment”), is entered into by and among GEORGIA GULF CORPORATION, as a seller (“Georgia Gulf”), GEORGIA GULF CHEMICALS AND VINYLS, LLC, as a seller (“GGCV”), GEORGIA GULF LAKE CHARLES, LLC, as a seller (“GGLC” and together with Georgia Gulf and GGCV, the “Sellers”), GGRC Corp. (the “Company”) and Wachovia Bank, National Association, as the administrative agent (the “Administrative Agent”).  Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

WHEREAS, the Sellers and the Company have entered into that certain Receivables Sale Agreement, dated as of November 15, 2002 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);

WHEREAS, the Sellers, the Company and the Administrative Agent desire to amend the Agreement in certain respects as hereinafter set forth;

NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the Sellers, the Company and the Administrative Agent agree as follows:

SECTION 1.                                Amendments.

The Agreement is hereby amended as follows:

(a)                                  All references in the Agreement to “Purchaser” shall be changed to refer to “Purchasers.”

(b)                                 The first paragraph under “DEFINITIONS” is hereby amended and restated in its entirety as follows:

“Unless otherwise indicated, certain terms that are capitalized and used throughout this Agreement are defined in Appendix A to the Amended and Restated Receivables Purchase Agreement, dated as of November 12, 2004 (as amended, supplemented or otherwise modified from time to time, the “Receivables Purchase Agreement”), among the Company, Georgia Gulf, GGCV, Blue Ridge Asset Funding Corporation, Victory Receivables Corporation, Wachovia Bank, National Association and The Bank of Tokyo-Mitsubishi, Ltd., New York Branch.”

(c)                                  Section 4.1(i) is hereby amended and restated in its entirety as follows:

“(i)                               A certificate from an officer of each of the Sellers to the effect that Servicers and each Seller have placed on the most recent, and have taken all steps reasonably necessary to ensure that there shall be placed on subsequent, summary master control data processing reports the following legend (or the substantive equivalent thereof):  ‘THE RECEIVABLES DESCRIBED HEREIN HAVE BEEN SOLD TO GGRC CORP. PURSUANT TO A RECEIVABLES SALE AGREEMENT, DATED AS OF NOVEMBER 15, 2002, AS AMENDED FROM TIME TO TIME, AMONG GEORGIA GULF CORPORATION, GEORGIA GULF CHEMICALS AND VINYLS, LLC, GEORGIA GULF LAKE CHARLES, LLC AND GGRC CORP.; AND AN OWNERSHIP AND SECURITY INTEREST IN THE RECEIVABLES DESCRIBED HEREIN HAS BEEN GRANTED AND ASSIGNED TO WACHOVIA BANK, NATIONAL ASSOCIATION AS AGENT ON BEHALF OF CERTAIN SECURED PARTIES, PURSUANT TO AN AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT, DATED AS OF NOVEMBER 12, 2004, AMONG GGRC CORP., GEORGIA GULF CORPORATION, GEORGIA GULF CHEMICALS AND VINYLS, LLC, BLUE RIDGE ASSET FUNDING CORPORATION, VICTORY RECEIVABLES CORPORATION, WACHOVIA BANK, NATIONAL ASSOCIATION AND THE BANK OF TOKYO-MITSUBISHI, LTD., NEW YOUR BRANCH.’”

(d)                                 In Section 6.3(b), the reference to “Purchase” shall be changed to refer to “Purchasers.”

SECTION 2.                                Effectiveness and Effect.

This Amendment shall become effective as of the date (the “Effective Date”) on which this Amendment shall have been executed and delivered by a duly authorized officer of each party thereto.

SECTION 3.                                Reference to and Effect on the Agreement and the Related Documents.

Upon the effectiveness of this Amendment, (i) each of the Sellers hereby reaffirms all representations and warranties made by it in the Agreement (as amended hereby) and agrees that all such covenants, representations and warranties shall be deemed to have been restated as of the Effective Date of this Amendment and (ii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

SECTION 4.                                Governing Law.

THIS AMENDMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK OBLIGATIONS LAW).

SECTION 5.                                Severability.

Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

SECTION 6.                                Counterparts.

This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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IN WITNESS WHEREOF, each of the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

THE SELLERS:	GEORGIA GULF CORPORATION

By:	/s/ JOEL I. BEERMAN
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

GEORGIA GULF CHEMICALS AND VINYLS, LLC

By:	/s/ JOEL I. BEERMAN
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

GEORGIA GULF LAKE CHARLES, LLC

By:	/s/ JOEL I. BEERMAN
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

THE COMPANY:	GGRC CORP.

By:	/s/ JOEL I. BEERMAN
Name:	Joel I. Beerman
Title:	Vice President, General Counsel and Secretary

THE ADMINISTRATIVE AGENT:	WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/	JOHN A. FOXGROVER
Name:	John A. Foxgrover
Title:	Director

[Signature Page to First Amendment to Receivables Sale Agreement]